December 14, 2015

THE DREYFUS/LAUREL FUNDS TRUST
- Dreyfus Global Equity Income Fund

Supplement to Statement of Additional Information
November 26, 2014, as revised or amended January 1, 2015, February 1, 2015,
February 27, 2015, March 12, 2015, May 1, 2015, May 12, 2015, September 1, 2015,
October 1, 2015, October 6, 2015 and November 12, 2015

Nick Clay and Terry Coles are the fund's primary portfolio managers.

James Harries is no longer a portfolio manager of the fund.